EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of ____________, 2016, by and among Porter Bancorp, Inc., a Kentucky corporation (the “Company”), and each purchaser of the Company’s Common Shares (each a “Purchaser” and collectively, the “Purchasers”) on the terms and conditions of a Subscription Agreement dated as of the date hereof between the Company and each Purchaser (the “Subscription Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.          Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given such terms in the Subscription Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” means advice from the Company in writing that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” means a day on which the Commission is open for business.

“Closing” and “Closing Date” have the meanings set forth in the Subscription Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Shares” means the Company’s Common Shares and any securities into which such Common Shares may hereinafter be reclassified.

“Controlling Person” means each Person who controls the another Person within the meaning of Section 15 of the Securities Act.

                       “Effective Date” means the date that the Initial Registration Statement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means the holder of Registrable Securities at any time.

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

              “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the NASDAQ Capital Market or such other trading market on which the Common Shares are primarily listed on and quoted for trading at any time.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of the Common Shares purchased by the Purchaser pursuant to the Subscription Agreement and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the such securities,  provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that such securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only the securities sold shall cease to be a Registrable Securities); or (B) becoming eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) and without volume or manner of sale restrictions by Holders who are not Affiliates of the Company.

“Registration Statement” means any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement and any Remainder Registration Statement (as defined in Section 2(a)), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Rule 144,” “Rule 415,” “Rule 424,” etc., refer to certain Rules promulgated by the Commission pursuant to the Securities Act, as each such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

 "SEC Guidance" means (i) any publicly available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Appendix B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Trading Day” means a day on which the Common Shares are listed or quoted and traded on its Principal Market.

2.           Initial Registration.

(a)            No later than the first Business Day at least thirty (30) calendar days after the Closing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (the “Initial Registration Statement”).  The Initial Registration Statement shall be on Form S-3 (subject to the provisions of Section 2(e)) and shall contain the “Plan of Distribution” section substantially in the form attached hereto as Appendix A (except as otherwise required pursuant to written comments received from the Commission upon a review of the Initial Registration Statement).  However, if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders and use its commercially reasonable efforts to file amendments to the Initial Registration Statement to register the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering.  If any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered as a secondary offering on a particular Registration Statement, the Company shall reduce the number of Registrable Securities to be included by all Holders on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders, subject to a determination by the Commission that certain Holders must be reduced before other Holders based on the number of Registrable Securities held by such Holders.  If the Company must amend the Initial Registration Statement to reduce the number of Registrable Securities to be registered, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance, one or more registration statements on Form S-3 or such other form available to the Company to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended (the “Remainder Registration Statement”).

(b)            The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the Effective Date until such time as there are no Registrable Securities remaining (the “Effectiveness Period”).  The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Business Day of the Effective Date. Promptly after the Effective Date, the Company shall file a final Prospectus with the Commission, as required by Rule 424(b).

(c)            Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than ten (10) Trading Days following the date of this Agreement. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date.  Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(c) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(d)             Notwithstanding anything herein to the contrary, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”).  The Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (but shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use reasonable best efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends. Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended Common Shares to a transferee of a Holder in accordance with the terms of the Subscription Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

(e)            If Form S-3 is not available for the registration of the resale of Registrable Securities, the Company shall  (i) register the resale of the Registrable Securities on another appropriate form available to the Company to register for resale of the Registrable Securities as a secondary offering and (ii) undertake to register the Registrable Securities on Form S-3 promptly after it is available,  provided  that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.                Registration Procedures.

In connection with the Company's registration obligations hereunder:

(a)            The Company shall, furnish to the Holder copies of each Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, not less than one (1) Trading Day before filing.  If a Holder does not object to or comment on the document proposed to be filed within one (1) Trading Day, then the Holder shall be deemed to have consented to and approved the use of such documents. The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the period described above.

(b)             (i)  the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); and (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company. Each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities, and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws.

(c)            the Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than two Trading Days prior to such filing, in the case of (iii) and (iv) below, not more than one Trading Day after such issuance or receipt, and in the case of (v) below, not more than one Trading Day after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day:

(i)(A) when any Prospectus, Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) when any Registration Statement or post-effective amendment has become effective;

(ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”;

(iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and

(v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(d)            the Company shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)            the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Subscription Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.  Certificates for Registrable Securities free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder’s prime broker with DTC as directed by such Holder.

(f)            the Company shall following the occurrence of any event contemplated by Section 3(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(g)            the Company may require each selling Holder to furnish to the Company a certified statement as to any information as may be requested by the Commission, the Financial Industry Regulatory Authority, or any state securities commission.

(h)            the Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities.

4.                 Registration Expenses.  All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.

5.                Indemnification.

(a)            Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Controlling Person of any such Holder (within the meaning of Section 15 of the Securities Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such Controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, “ Losses ”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Appendix A hereto for this purpose), or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(d) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)            Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Controlling Person of the Company, and the directors, officers, agents or employees of such Controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved  Appendix A  hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 5(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)            Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “ Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof;  provided , that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party;  provided , that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d)            Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution, limitation or in lieu of the indemnification provisions under the Subscription Agreement.

6.           Miscellaneous.

(a)             Remedies.  In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)            Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(c)            Discontinued Disposition.  By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it receives the Advice that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.    The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d)            No Inconsistent Agreements.  Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(e)            Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least two-thirds of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself.  Notwithstanding the foregoing,  a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely affected.

(f)             Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Subscription Agreement; provided that the Company may deliver to each Holder the documents required to be delivered to such Holder under Section 5(a) of this Agreement by e-mail to the e-mail addresses provided by such Holder to the Company solely for such specific purpose.

(g)            Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities.  Each Holder may assign its rights hereunder to the extent permitted by the Subscription Agreement.

(h)            Execution and Counterparts.  This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(i)            Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Subscription Agreement.

(j)             Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k)            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)             Headings.  The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(m)            Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder.  The decision of each Purchaser to purchase the Securities pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PORTER BANCORP, INC.

____________________________________
By:  John T. Taylor
Its:  President and CEO

                                                                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                                                                        SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF PURCHASER

________________________________

AUTHORIZED SIGNATORY

________________________________
By:  ____________________________
Its: _____________________________

ADDRESS FOR NOTICE:

________________________________

________________________________

________________________________

Attn: ___________________________
Phone: __________________________
E-mail: __________________________

Appendix A

PLAN OF DISTRIBUTION

As used in this prospectus, “selling shareholder” includes the successors-in-interest, donees, pledgees, transferees or others who may later hold the selling shareholder’s interests. In all cases, the selling shareholder will act independently of us in making decisions with respect to the timing, manner, size and price of each sale.

Each selling shareholder may, from time to time, sell, transfer, or otherwise dispose of any or all of its common shares on any stock exchange, market or trading facility on which the shares are listed or quoted at the time of sale or in private transactions. These sales may be at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or negotiated prices. A selling shareholder may use any one or more of the following methods when selling shares:

●	on any national securities exchange or quotation service on which our common stock may be listed at the time of sale, in the case of sales of our common stock;

●	in transactions other than on such exchanges;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●
block trades (which may involve crosses) in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

●	broker-dealers may agree with the selling shareholder to sell a specified number of such shares at a stipulated price per share;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	through underwriters or dealers;

●	through agents;

●	directly to purchasers, including institutional investors;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

Sales Through Broker-Dealers

Broker-dealers engaged by the selling shareholder may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling shareholder (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with Financial Industry Regulatory Authority (“FINRA”) Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of common shares, the selling shareholder may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling shareholder may also sell common shares short after the effective date of the registration statement of which this prospectus is a part and deliver common shares registered hereby to close out its short positions and to return borrowed shares in connection with such short sales, or loan or pledge the common shares to broker-dealers that in turn may sell these securities. The selling shareholder may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling shareholder and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each selling shareholder has informed us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common shares. In no event shall any broker-dealer receive fees, commission, and markups which, in the aggregate, would exceed eight percent (8%).

General Information

The selling shareholder may, from time to time, pledge or grant a security interest in some or all of the common shares owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell such shares from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer the common shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The aggregate proceeds to the selling shareholders from the sale of the common stock offered by them will be the purchase price of such stock less discounts or commissions, if any. Each of the selling shareholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from the sale of securities by selling shareholders.

The selling shareholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

To the extent required, the shares of our common stock to be sold, the names of the selling shareholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

We have advised the selling shareholder that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling shareholder and its affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling shareholder may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling shareholder against certain liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling shareholder to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.

We are required to pay certain fees and expenses incurred by us incident to the registration of the common shares.

In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus.

The common shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the common shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling shareholder will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of common shares by the selling shareholder or any other person.